Exhibit 99.1

Summary Table - UPFC 2006-B Final Selected Pool

Aggregate Principal Balance	$268,817,887.73
Number of Automobile Loans	29,442
Average Principal Balance	$9,130.42
Range of Principal Balances	($1,053.41 to $26,640.53)
Weighted Average APR	22.58%
Range of APRs	(17.03% to 30.00%)
Weighted Average Remaining Term	49.49 months
Range of Remaining Terms	(4 months to 60 months)
Weighted Average Original Term	52.57 months
Range of Original Terms	(12 months to 60 months)
Percentage of Used Loans	99.80%
Percentage of New Loans	0.20%
Percentage of Simple Interest Loans	99.35%
Percentage of Precomputed Loans	0.65%

Distribution of the Automobile Loans by APR as of the Cut-Off Date

APR Range	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
17.001% - 18.000%	$12,019,959.39	4.47%	966	3.28%
18.001% - 19.000%	2,388,330.30	0.89%	197	0.67%
19.001% - 20.000%	2,208,686.92	0.82%	206	0.70%
20.001% - 21.000%	89,547,002.06	33.31%	9,435	32.05%
21.001% - 22.000%	9,307,410.27	3.46%	1,062	3.61%
22.001% - 23.000%	11,759.68	0.00%	1	0.00%
23.001% - 24.000%	151,711,259.56	56.44%	17,386	59.05%
24.001% - 25.000%	1,279,633.48	0.48%	143	0.49%
25.001% - 26.000%	64,680.89	0.02%	7	0.02%
26.001% - 27.000%	28,345.25	0.01%	3	0.01%
27.001% - 28.000%	0.00	0.00%	0	0.00%
28.001% - 29.000%	64,075.19	0.02%	10	0.03%
29.001% - 30.000%	186,744.74	0.07%	26	0.09%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Cut-Off Date

State	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
Texas	$35,229,987.22	13.11%	3,406	11.57%
California	27,825,602.80	10.35%	3,112	10.57%
Florida	24,321,740.88	9.05%	2,738	9.30%
Georgia	13,812,005.81	5.14%	1,384	4.70%
Pennsylvania	11,924,550.99	4.44%	1,391	4.72%
Missouri	11,922,243.20	4.44%	1,260	4.28%
Arizona	11,820,534.59	4.40%	1,265	4.30%
New York	11,482,154.78	4.27%	1,419	4.82%
Alabama	11,098,940.94	4.13%	1,204	4.09%
North Carolina	10,688,499.84	3.98%	1,128	3.83%
Ohio	10,131,838.05	3.77%	1218	4.14%
Tennessee	8,496,379.19	3.16%	947	3.22%
Michigan	6,487,959.22	2.41%	740	2.51%
Illinois	6,399,858.16	2.38%	744	2.53%
Indiana	6,332,061.83	2.36%	654	2.22%
Massachusetts	6,292,115.47	2.34%	698	2.37%
Washington	6,169,944.47	2.30%	709	2.41%
Virginia	5,654,042.56	2.10%	652	2.21%
Colorado	4,960,422.98	1.85%	532	1.81%
Minnesota	4,679,465.13	1.74%	554	1.88%
Oklahoma	4,672,298.30	1.74%	484	1.64%
Oregon	3,525,887.86	1.31%	412	1.40%
Mississippi	3,338,922.73	1.24%	358	1.22%
New Jersey	2,787,013.72	1.04%	308	1.05%
Kentucky	2,704,347.75	1.01%	318	1.08%
New Hampshire	2,658,111.48	0.99%	322	1.09%
Utah	2,427,706.54	0.90%	263	0.89%
Nevada	2,397,361.31	0.89%	266	0.90%
Kansas	2,157,813.25	0.80%	228	0.77%
Iowa	2,071,162.59	0.77%	250	0.85%
South Carolina	1,968,279.88	0.73%	215	0.73%
Other(2)	2,378,634.21	0.88%	263	0.89%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

(2)	States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Cut-Off Date

Current Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$1,000.01 - $2,000.00	$42,815.82	0.02%	28	0.10%
$2,000.01 - $3,000.00	398,952.48	0.15%	150	0.51%
$3,000.01 - $4,000.00	1,830,003.51	0.68%	508	1.73%
$4,000.01 - $5,000.00	4,721,411.92	1.76%	1038	3.53%
$5,000.01 - $6,000.00	10,446,318.72	3.89%	1,881	6.39%
$6,000.01 - $7,000.00	18,381,899.35	6.84%	2,819	9.57%
$7,000.01 - $8,000.00	28,511,757.51	10.61%	3,789	12.87%
$8,000.01 - $9,000.00	41,745,060.57	15.53%	4,911	16.68%
$9,000.01 - $10,000.00	42,276,292.56	15.73%	4,453	15.12%
$10,000.01 - $11,000.00	38,070,035.21	14.16%	3,638	12.36%
$11,000.01 - $12,000.00	25,285,152.19	9.41%	2,205	7.49%
$12,000.01 - $13,000.00	17,905,380.22	6.66%	1,437	4.88%
$13,000.01 - $14,000.00	12,656,927.19	4.71%	940	3.19%
$14,000.01 - $15,000.00	9,188,583.00	3.42%	636	2.16%
$15,000.01 and over	17,357,297.48	6.46%	1,009	3.43%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Cut-Off Date

Original Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$1,000.01 - $2,000.00	$2,915.28	0.00%	2	0.01%
$2,000.01 - $3,000.00	113,818.74	0.04%	47	0.16%
$3,000.01 - $4,000.00	965,665.64	0.36%	297	1.01%
$4,000.01 - $5,000.00	3,469,745.31	1.29%	830	2.82%
$5,000.01 - $6,000.00	7,643,894.05	2.84%	1,479	5.02%
$6,000.01 - $7,000.00	15,538,472.53	5.78%	2,522	8.57%
$7,000.01 - $8,000.00	24,369,248.59	9.07%	3,403	11.56%
$8,000.01 - $9,000.00	39,957,934.89	14.86%	4,895	16.63%
$9,000.01 - $10,000.00	43,003,422.70	16.00%	4,699	15.96%
$10,000.01 - $11,000.00	39,849,008.68	14.82%	3,935	13.37%
$11,000.01 - $12,000.00	28,296,547.04	10.53%	2,561	8.70%
$12,000.01 - $13,000.00	20,183,980.11	7.51%	1,674	5.69%
$13,000.01 - $14,000.00	14,285,517.87	5.31%	1100	3.74%
$14,000.01 - $15,000.00	10,466,452.79	3.89%	747	2.54%
$15,000.01 and over	20,671,263.51	7.69%	1,251	4.25%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Cut-Off Date

Remaining Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$82,313.89	0.03%	28	0.10%
13 - 24	2,993,020.27	1.11%	754	2.56%
25 - 36	25,125,725.79	9.35%	4,194	14.24%
37 - 48	82,201,789.58	30.58%	10,026	34.05%
49 - 60	158,415,038.20	58.93%	14,440	49.05%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Cut-Off Date

Original Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1-12	$13,503.13	0.01%	6	0.02%
13 - 24	2,248,060.53	0.84%	589	2.00%
25 - 36	22,970,747.71	8.55%	3,943	13.39%
37 - 48	80,142,300.98	29.81%	9,923	33.70%
49 - 60	163,443,275.38	60.80%	14,981	50.88%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Cut-Off Date

Model Year	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
2007	$344,821.87	0.13%	21	0.07%
2006	3,571,003.28	1.33%	242	0.82%
2005	11,066,615.81	4.12%	917	3.11%
2004	20,162,196.37	7.50%	1,839	6.25%
2003	33,801,065.98	12.57%	3,198	10.86%
2002	45,973,870.32	17.10%	4,580	15.56%
2001	45,150,554.09	16.80%	4,831	16.41%
2000	42,798,513.07	15.92%	4,934	16.76%
1999	33,204,695.51	12.35%	4,052	13.76%
1998	15,634,078.81	5.82%	2,123	7.21%
1997	8,542,846.78	3.18%	1259	4.28%
1996 and prior	8,567,625.84	3.19%	1,446	4.91%

Total:	$268,817,887.73	100.00%	29,442	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

2